Exhibit 10.1

PURCHASE AGREEMENT

$300,000,000
Archrock Partners, L.P.
Archrock Partners Finance Corp.

6.250% Senior Notes due 2028

December 14, 2020

RBC Capital Markets, LLC

As Representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o RBC Capital Markets, LLC

200 Vesey Street
New York, New York 10281-8098

Ladies and Gentlemen:

Archrock Partners, L.P., a Delaware limited partnership (the “Partnership”), and Archrock Partners Finance Corp., a Delaware corporation (“Finance Corp” and, together with the Partnership, the “Issuers”), propose, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $300,000,000 aggregate principal amount of the Issuers’ 6.250% Senior Notes due 2028 (the “Notes”).

Archrock General Partner, L.P., a Delaware limited partnership (the “General Partner”), is the sole general partner of the Partnership. Archrock GP LLC, a Delaware limited liability company (“GP LLC”), is the sole general partner of the General Partner. Each of the Issuers and the Guarantors (as defined below) are sometimes individually referred to herein as an “Archrock Entity,” and they are sometimes collectively referred to herein as the “Archrock Entities.”

The Securities will be issued pursuant to an Indenture, dated as of December 20, 2019 (the “Indenture”), among the Issuers, Archrock, Inc., a Delaware corporation (the “Parent”), as well as the other guarantors listed in Schedule 2 hereto (such guarantors, together with the Parent, the “Guarantors”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by the Guarantors (the “Guarantees” and, together with the Notes, the “Securities”). The Issuers have previously issued $500,000,000 principal amount of their 6.250% Senior Notes due 2028 pursuant to the Indenture (the “Existing Notes”). The Notes constitute “Additional Notes” under the Indenture. The Notes will have identical terms to the Existing Notes and will be treated as a single class of notes with the Existing Notes for all purposes under the Indenture.

This Agreement, the Securities and the Indenture (including the Guarantees set forth therein) are referred to herein as the “Transaction Documents.”

The Issuers and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Notes, as follows:

1.                  Offering Memorandum and Transaction Information.

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Issuers and the Guarantors have prepared a preliminary offering memorandum dated December 14, 2020 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuers, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchasers pursuant to the terms of Agreement. Each of the Issuers hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein prior to the Time of Sale, and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Issuers had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

2.                  Purchase and Resale of the Securities.

(a)                The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 103.5% of the principal amount thereof plus accrued interest from October 1, 2020 to the Closing Date (as defined below). The Partnership will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)               The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                 it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)                it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)               it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)             to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)              in accordance with the restrictions set forth in Annex C hereto.

(c)               Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g), counsel for the Issuers and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d)               The Issuers acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e)               Payment for and delivery of the Securities will be made at the offices of Vinson & Elkins L.L.P. at 10:00 A.M., New York City time, on December 17, 2020, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Issuers may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(f)                Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuers to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Partnership.

(g)               Each of the Issuers and the Guarantors acknowledges and agrees that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Issuers and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuers, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Issuers, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Issuers or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Issuers, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuers, the Guarantors or any other person.

3.                 Representations and Warranties of the Archrock Entities. Each of the Issuers and Guarantors, jointly and severally, hereby represent and warrant to each Initial Purchaser that:

(a)               No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2(b) hereof and with the procedures set forth in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each subsequent purchaser in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder).

(b)              No Integration of Offerings or General Solicitation. None of the Issuers, their respective affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”) or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security that is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Issuers, their respective Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Issuers, their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Issuers and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c)               Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144(A)(d)(4) under the Securities Act.

(d)              The Time of Sale Information and Offering Memorandum. Neither the Time of Sale Information, as of the Time of Sale, nor the Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 4(b), as applicable) as of the Closing Date, contains or represents any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Time of Sale Information, the Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through the Representative expressly for use in the Time of Sale Information, the Offering Memorandum or amendment or supplement thereto, as the case may be. The Time of Sale Information contains, and the Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A.

(e)               Issuer Additional Written Communications. The Issuers have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Time of Sale Information, (ii) the Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 4(b). Each such communication by the Issuers or their respective agents and representatives (other than the Initial Purchasers in their capacity as such) pursuant to clause (iii) of the preceding sentence (each, an “Issuer Additional Written Communication”), when taken together with the Time of Sale Information, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Issuer Additional Written Communication made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through the Representative expressly for use in any Issuer Additional Written Communication.

(f)                Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in each of the Time of Sale Information and the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)               The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Issuers and the Guarantors.

(h)               Authorization of the Notes and the Guarantees. The Notes to be purchased by the Initial Purchasers from the Issuers will, on the Closing Date, be in substantially the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Issuers and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”) and will be entitled to the benefits of the Indenture. The Guarantees of the Notes have been duly authorized for issuance pursuant to this Agreement and the Indenture; when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(i)                Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Issuers and the Guarantors and constitutes a valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.

(j)                Description of the Transaction Documents. The Transaction Documents (excluding the Indenture) will conform and the Indenture conforms in all material respects to the respective statements relating thereto contained in the Time of Sale Information and the Offering Memorandum.

(k)               No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Time of Sale Information and the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of any of the Archrock Entities, whether or not arising in the ordinary course of business, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Archrock Entities, considered as one enterprise (any such change is called a “Material Adverse Change”); (ii) the Archrock Entities, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by any Archrock Entity on any class of capital stock or other ownership interest or repurchase or redemption by any Archrock Entity of any class of capital stock or other ownership interest.

(l)                Independent Accountants. Deloitte & Touche LLP has audited certain historical consolidated financial statements of the Parent and is an independent registered public accounting firm with respect to the Parent within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(m)              Preparation of the Financial Statements. The historical financial statements included or incorporated by reference in the Offering Memorandum, together with the related schedules and notes, comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations, cash flows and partners’ capital/net parent equity, as applicable, of the Partnership, at the dates and for the periods specified and have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The other financial information included or incorporated by reference in the Offering Memorandum has been derived from the accounting records of the Archrock Entities and presents fairly in all material respects the information shown thereby. All disclosures included or incorporated by reference in the Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Item 10 of Regulation S-K of the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Offering Memorandum presents fairly the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(n)               Formation and Qualification. Each of the Archrock Entities has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, and is in good standing under the laws of its jurisdiction of its incorporation or formation, as applicable, and has full corporate, partnership or limited liability company power and authority necessary to own, lease and operate its properties that it owns, leases or operates and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under each of the Transaction Documents to which it is a party. Each of the Archrock Entities is duly qualified to transact business and is in good standing as a foreign limited partnership or foreign limited liability company, as the case may be, in each other jurisdiction in which such qualification is required, for the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change or subject the limited partners of the Partnership to any material liability or disability.

(o)               Power and Authority to Act as a General Partner. The General Partner has full power and authority to act as general partner of the Partnership in all material respects as described in the Offering Memorandum. GP LLC has full power and authority to act as general partner of the General Partner in all material respects as described in the Offering Memorandum.

(p)              Corporate Structure. The Issuers and each Guarantor, other than the Parent, is a wholly owned subsidiary, direct or indirect, of the Parent. The Parent owns all of the issued and outstanding membership interests of GP LLC and Archrock GP LP LLC, a Delaware limited liability company (“Archrock GP”); such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreements of GP LLC and of Archrock GP, as applicable, and are fully paid (to the extent required by such limited liability company agreements) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware Limited Liability Company Act); and the Parent owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (collectively, “Liens”), other than those arising under that certain Credit Agreement, dated as of March 30, 2017, among Archrock Partners Operating LLC, as borrower, the guarantors party thereto, the lenders party thereto and the administrative agents, lenders and other agents party thereto (as amended by the Amendment No. 1, dated February 23, 2018 and Amendment No. 2, dated November 8, 2019, the “Partnership Credit Agreement”).

(q)              Ownership of General Partner Interest in the General Partner. GP LLC is the sole general partner of the General Partner with a 0.001% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the General Partner (the “GP Partnership Agreement”); and GP LLC owns such general partner interest free and clear of all Liens other than those arising under the Partnership Credit Agreement.

(r)               Ownership of the Limited Partner Interests in the General Partner. Archrock GP owns a 99.999% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the GP Partnership Agreement and is fully paid (to the extent required under the GP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act); and Archrock GP owns such limited partner interest free and clear of all Liens other than those arising under the Partnership Credit Agreement.

(s)              Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 1.9852% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens (except for restrictions on transferability as described in the Offering Memorandum or the Partnership Agreement).

(t)                Ownership of Finance Corp. The Partnership owns 100% of the capital stock of Finance Corp; such capital stock has been duly authorized and validly issued in accordance with the charter and bylaws of Finance Corp (the “Finance Corp Charter Documents”) and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all Liens (except for restrictions on transferability as described in the Offering Memorandum or the Finance Corp Charter Documents) other than those arising under the Partnership Credit Agreement.

(u)               No Other Subsidiaries. Other than (i) the Parent’s direct and indirect interests in the Issuers and the Guarantors, (ii) GP LLC’s 0.001% general partner interest in the General Partner, (iii) the General Partner’s 1.9852% general partner interest in the Partnership and (iv) the Partnership’s ownership of (A) 100% of the capital stock of Finance Corp, (B) 100% of the membership interests of Archrock Partners Operating LLC and (C) 100% of the membership interests of Archrock Partners Leasing LLC, none of the Parent, GP LLC, the General Partner or the Issuers owns, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(v)               No Conflicts. None of the issuance or sale of the Notes, the Guarantees, the execution, delivery and performance by the Issuers and the Guarantors of the Transaction Documents, the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Time of Sale Information and the Offering Memorandum or the consummation of any other transactions contemplated hereby and thereby, (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Archrock Entities, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Archrock Entities is a party or by which any of them or any of their respective properties may be bound (including, without limitation, the Partnership Credit Agreement), (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Archrock Entities or any of their properties in a proceeding to which any of them or their property is a party, or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Archrock Entities (other than Liens created pursuant to the Partnership Credit Agreement), which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or could reasonably be expected to materially impair the ability of any of the Issuers and the Guarantors to consummate the transactions provided for in the Transaction Documents. For purposes of this Agreement, “Organizational Documents” means (A) in the case of a corporation, its charter and bylaws, (B) in the case of a limited or general partnership, its partnership certificate, certificate of partnership or similar organizational document and its partnership agreement and (C) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement.

(w)             No Violations. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body, domestic or foreign, having jurisdiction over any of the Archrock Entities or any of their properties or assets is required in connection with the issuance and sale of the Notes and the Guarantees, the execution, delivery and performance by the Issuers and the Guarantors of the Transaction Documents, the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Time of Sale Information and the Offering Memorandum or the consummation of any other transactions contemplated hereby and thereby, except (i) for such consents that have been, or prior to the Closing Date will be, obtained, (ii) such consents as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Notes by the Initial Purchasers (iii) such filings required to be made under the Exchange Act, (iv) such consents that, if not obtained, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or could not reasonably be expected to materially impair the ability of any of the Issuers or the Guarantors to perform their obligations under the Transaction Documents, (v) for such consents that if not obtained would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change and (vi) as disclosed in the Time of Sale Information and the Offering Memorandum.

(x)               No Defaults. None of the Archrock Entities is in (i) violation of its Organizational Documents, or of any statute, law, rule or regulation, or any judgment, order, injunction or decree of any court, governmental agency or body or arbitrator having jurisdiction over any of the Archrock Entities or any of their properties or assets or (ii) breach, default (or an event that, with notice or lapse of time or both, would constitute such an event), or violation in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, individually or in the aggregate, result in a Material Adverse Change or materially impair the ability of any of the Issuers or the Guarantors to consummate the transactions provided for in the Transaction Documents.

(y)              Authorization, Execution, Delivery and Enforceability of Certain Agreements. The Organizational Documents of each of the Archrock Entities have been duly authorized, executed and delivered by the parties thereto, and are valid and legally binding agreements of such parties, enforceable against such parties in accordance with their terms; provided that the enforceability thereof may be limited by (i) the Enforceability Exceptions and (ii) public policy and an implied covenant of good faith and fair dealing.

(z)               Absence of Proceedings. There is no action, demand, claim, suit, arbitration, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Issuers and each of the Guarantors, threatened against or affecting the Archrock Entities, that is required to be disclosed in the Offering Memorandum (other than as disclosed or incorporated by reference therein), or that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change or would materially impair the ability of any of the Issuers to consummate the transactions provided for in the Transaction Documents.

(aa)            Intellectual Property Rights. Except for such exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) each Archrock Entity owns or possesses, has the right to use or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by it and (ii) none of the Archrock Entities have received any notice and is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interest of the Archrock Entities.

(bb)           All Necessary Permits, etc. The Archrock Entities possess, directly or indirectly, such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to own or lease their respective properties and to conduct their respective businesses, except where the failure so to possess would not, individually or in the aggregate, result in a Material Adverse Change; the Archrock Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, result in a Material Adverse Change; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Change; and the Archrock Entities have not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(cc)            Title to Properties. Except for such exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, the Archrock Entities have good title to all properties owned by them, in each case, free and clear of all Liens except (i) such Liens as are described in the Offering Memorandum, (ii) any Liens arising under the Partnership Credit Agreement or (iii) such Liens as do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Archrock Entities.

(dd)           Tax Law Compliance. Each of the Archrock Entities has filed (or has obtained extensions with respect to) all material federal, state and local income and franchise tax returns required to be filed through the date of this Agreement, which returns are correct and complete in all material respects, and has timely paid all taxes due thereon, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP or (ii) that if not paid would not, individually or in the aggregate, have a Material Adverse Change.

(ee)            Archrock Entities Not an “Investment Company”. None of the Archrock Entities is now, and after the sale of the Notes to be sold by the Issuers hereunder and the application of the net proceeds from such sale as described in the Time of Sale Information and the Offering Memorandum under the caption “Use of Proceeds” will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ff)              Insurance. The Archrock Entities are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Archrock Entities have no reason to believe that the Parent or its affiliates will not be able (i) to renew such existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct such business as now conducted and at a cost that would not, individually or in the aggregate, result in a Material Adverse Change.

(gg)            No Price Stabilization or Manipulation. None of the Issuers or any of the Guarantors has taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities.

(hh)           Solvency. Immediately after the consummation of the transactions contemplated by this Agreement, (i) the fair market value and present fair saleable value of the assets of the Issuers and the Guarantors, on a consolidated basis, will exceed the sum of their stated liabilities and identified contingent liabilities, and (ii) the Issuers and the Guarantors, on a consolidated basis, will not be (A) left with unreasonably small capital with which to carry on their business as it is proposed to be conducted or (B) unable to pay the probable liabilities on their debts as they become absolute and matured.

(ii)              Accounting Systems. The Archrock Entities maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Archrock Entities keep and maintain accurate books and records.

(jj)              Disclosure Controls and Procedures. The Parent has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Parent (including its subsidiaries) is made known to the Chief Executive Officer and Chief Financial Officer of such entity, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; since the date of the most recent audited financial statements of such entity; the Parent does not have any material weaknesses in internal controls, and since the date of the most recent audited financial statements of the Parent, there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Parent’s internal controls. The Parent is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”).

(kk)           Regulations T, U, X. Neither the Issuers nor any of the Guarantors nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ll)              Environmental Matters. Except for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change or as disclosed in the Time of Sale Information and the Offering Memorandum, each of the Archrock Entities (x)(A) is in compliance with and has not violated any applicable federal, state or local statutes, laws, rules, regulations, judgments, orders, decrees, ordinances, codes or other legally binding requirements relating to the prevention of pollution or protection of the environment (including natural resources) or human health and safety (to the extent such health or safety relates to exposure to Hazardous Materials, as defined below), or imposing liability or standards of conduct concerning any Hazardous Materials (“Environmental Laws”), (B) has received and is in compliance with and has not violated any terms and conditions of permits, licenses, authorizations or other approvals required under Environmental Laws to conduct its business as it is currently being conducted, and (C) has not received written notice of any pending or threatened violation of, or liability under, any Environmental Law and, to the knowledge of the Issuers, there is no event or condition that would reasonably be expected to result in the receipt of any such notice, and (y) there are no costs or liabilities arising under Environmental Laws with respect to the operations of the Archrock Entities. Except as disclosed in the Time of Sale Information and the Offering Memorandum, (A) there is no proceeding that is pending, or that is known to be contemplated, against the Archrock Entities under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanction of $300,000 or more will be imposed, and (B) none of the Archrock Entities anticipates any obligations arising under Environmental Laws that would result, individually or in the aggregate, in capital expenditures constituting a Material Adverse Change. The term “Hazardous Material” means (i) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any Environmental Law.

(mm)          ERISA Compliance. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Partnership, the Parent or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability, other than a Multiemployer Plan (each, a “Plan”) has been maintained in compliance in all material respects with its terms and the requirements of any presently applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, that would result in a material liability has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 or ERISA, compliance with the minimum funding standard in Section 412 of the Code, whether or not waived, has occurred; (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is expected to occur, other than an event for which the 30 day notice period is waived; and (v) neither the Partnership nor any member of the Controlled Group has any unpaid material liability, including withdrawal liability, under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “Multiemployer Plan,” within the meaning of Section 4001(a)(3) of ERISA).

(nn)           No Labor Disputes. No labor disturbance by or dispute with employees of any Archrock Entity exists or, to the knowledge of the Issuers, is contemplated or threatened, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(oo)           Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Archrock Entities or any affiliate of the Archrock Entities, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Archrock Entities or any affiliate of the Archrock Entities, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-1 which is not so disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Archrock Entities or any affiliate of the Archrock Entities to or for the benefit of any of the officers or directors of any Archrock Entity or any affiliate of any Archrock Entity or any of their respective family members.

(pp)            Compliance with Anti-Money Laundering Laws. The operations of the Archrock Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Archrock Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Archrock Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Archrock Entities, threatened.

(qq)           No Unlawful Payments. Neither the Archrock Entities, nor any director, officer or employee of the Archrock Entities nor, to the knowledge of the Archrock Entities, any agent, affiliate or other person associated with or acting on behalf of the Archrock Entities has (i) used any corporate, company or partnership funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Each of the Archrock Entities has instituted, maintains and enforces, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(rr)              No Conflicts with Sanctions Laws. None of the Archrock Entities nor any of the subsidiaries, directors, officers or employees, nor, to the knowledge of the Archrock Entities, any agent, affiliate or other person associated with or acting on behalf of the Archrock Entities is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Parent, any of its subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”); and neither the Issuers nor the Parent will directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Archrock Entities have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ss)             Domestic Operations. The operations and activities of the Archrock Entities are, and at all times have been, conducted within the United States of America. The Archrock Entities have no foreign operations or activities.

(tt)              Statistical and Market-Related Data. Any statistical, demographic and market-related data included or incorporated by reference in the Offering Memorandum or the Time of Sale Information are based on or derived from sources that the Archrock Entities believe to be reliable and accurate, and all such data included or incorporated by reference in the Offering Memorandum or the Time of Sale Information accurately reflects the materials upon which it is based or from which it was derived.

(uu)            No Restrictions on Subsidiaries. No subsidiary of the Issuers is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Issuers, from making any other distribution on such subsidiary’s capital stock or equity interests, from repaying to the Issuers any loans or advances to such subsidiary from the Issuers or from transferring any of such subsidiary’s properties or assets to the Issuers or any other subsidiary of the Issuers.

(vv)           Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ww)          No Broker’s Fees. None of the Archrock Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(xx)             Capitalization. The Parent has the capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Issuers and the Parent have been duly and validly authorized and issued, are fully paid and non assessable and are owned directly or indirectly by the Issuers and the Parent, free and clear of all Liens other than those arising under the Partnership Credit Agreement.

(yy)           Cybersecurity; Data Protection. The Archrock Entities’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Archrock Entities as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Archrock Entities have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Archrock Entities are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(zz)            Sarbanes-Oxley Act. There is and has been no failure on the part of the Archrock Entities or any of the Archrock Entities’ directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(aaa)          Certificates. Each certificate signed by any of the Archrock Entities’ officers, in their capacities as such, delivered to the Initial Purchasers shall be deemed a representation and warranty by such Archrock Entity (and not individually by such officer) to the Initial Purchasers with respect to the matters covered thereby.

4.               Further Agreements of the Archrock Entities. The Archrock Entities jointly and severally covenant and agree with each Initial Purchaser that:

(a)               Delivery of Copies. The Issuers will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)              Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Partnership will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c)               Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Issuers and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)               Notice to the Representative. The Partnership will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Partnership of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Partnership will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)               Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Partnership will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)                Ongoing Compliance. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Partnership will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)               Blue Sky Compliance. The Issuers will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that no Archrock Entity shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)              Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Archrock Entities will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Archrock Entities and having a tenor of more than one year.

(i)                Use of Proceeds. The Issuers will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds.”

(j)                Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Archrock Entities will, during any period in which either of the Partnership or the Parent is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)               DTC. The Issuers will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)                No Resales by the Issuers. The Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Issuers or any of their affiliates and resold in a transaction registered under the Securities Act.

(m)             No Integration. Neither of the Issuers nor any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)               No General Solicitation or Directed Selling Efforts. None of the Issuers or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)              No Stabilization. Neither the Issuers nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5.                Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) (including any electronic road show) above, (iv) any written communication prepared by such Initial Purchaser and approved by the Partnership and the Representative in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6.                  Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Issuers and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)               Representations and Warranties. The representations and warranties of the Issuers and Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Issuers, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)               No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Parent or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Parent or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)               No Material Adverse Change. No event or condition of a type described in Section 3(l) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)               Officer’s Certificate. On the Closing Date, the Representative shall have received a written certificate executed by the Chief Executive Officer or President of GP LLC, Finance Corp and each of the Guarantors and by the Chief Financial Officer or Chief Accounting Officer of GP LLC, Finance Corp and each of the Guarantors, dated as of the Closing Date, (i) confirming that such officers have carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officers, the representations set forth in Sections 3(d) and 3(e) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuers and the Guarantors in this Agreement are true and correct and that the Issuers and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) confirming that the representations and warranties to the effect set forth in Sections 6(b) and 6(c) hereof are true and correct.

(e)               Comfort Letters. On the date hereof, the Initial Purchasers shall have received from Deloitte & Touche LLP, the independent registered public accounting firm for the Parent, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, covering the financial information in the Time of Sale Information and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants a “bring down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (A) it shall cover the financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum and any amendment or supplement thereto and (B) procedures shall be brought down to a date no more than three days prior to the Closing Date.

(f)                Opinion and 10b-5 Statement of Counsel for the Issuers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Latham & Watkins LLP, counsel for the Issuers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(g)               Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Vinson & Elkins L.L.P., counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)               No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(i)                 Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Issuers and Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions; provided that, if evidence of good standing cannot be delivered to the Representative prior to the Closing Date with respect to AROC Services GP LLC, Archrock Partners Leasing LLC or Archrock Partners Leasing LLC in California, Utah or New York, respectively, the Issuers and Guarantors will deliver such evidence to the Representative within 10 business days of the Closing Date (or such other date as may be agreed to in writing by the Representative in its sole discretion).

(j)                 DTC. The Securities shall be eligible for clearance and settlement through DTC.

(k)               Securities. The Securities shall have been duly executed and delivered by a duly authorized officer of the Issuers and duly authenticated by the Trustee.

(l)                 Additional Documents. On or prior to the Closing Date, the Issuers and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.                Indemnification and Contribution.

(a)               Indemnification of the Initial Purchasers. The Archrock Entities jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication, or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)               Indemnification of the Issuers and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuers, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Issuers or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Offering Memorandum and the Offering Memorandum: the third and fourth sentences of the ninth paragraph and the tenth paragraph under the caption “Plan of distribution.”

(c)               Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by RBC Capital Markets, LLC and any such separate firm for the Partnership, the Guarantors, their respective directors and officers and any control persons of the Partnership and the Guarantors shall be designated in writing by the Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)               Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Guarantors or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)               Limitation on Liability. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.                  Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

9.                  Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Partnership, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Issuers or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

10.              Defaulting Initial Purchaser.

(a)               If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Partnership on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Partnership shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Partnership may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Partnership agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)               If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Partnership as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Partnership shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)               If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Partnership as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Partnership or the Guarantors, except that the Partnership and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)               Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Partnership, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

11.              Payment of Expenses.

(a)               Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuers’ and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Issuers in connection with any “road show” presentation to potential investors.

(b)               If (i) this Agreement is terminated pursuant to Section 9, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Issuers and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

12.              Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

13.              Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, contained in this Agreement or made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers.

14.              Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “Exchange Act” collectively means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act; and (f) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

15.              Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

16.              Miscellaneous.

(a)               Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by RBC Capital Markets, LLC on behalf of the Initial Purchasers, and any such action taken by RBC Capital Markets, LLC shall be binding upon the Initial Purchasers.

(b)               Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication as follows:

If to the Initial Purchasers:

RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, New York, New York 10281

Attention: High Yield Capital Markets

with a copy to:

Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, Texas 77002-6760
Attention: Douglas McWilliams

If to the Issuers or the Guarantors:

Archrock, Inc.
9807 Katy Freeway, Suite 100
Houston, Texas 77024
Attention: General Counsel

with a copy to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, Texas 77002
Attention: Ryan Maierson
Nick Dhesi

(c)               Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)               Submission to Jurisdiction. The Issuers and each of the Guarantors hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Issuers and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Issuers and Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuers and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which the Issuers and each Guarantor, as applicable, is subject by a suit upon such judgment.

(e)               Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)                Recognition of the U.S. Special Resolution Regimes.

(i)                 In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)              In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 16(f):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)      a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)     a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(g)         Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic (e.g. pdf) transmission shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act.

(h)         Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(i)          Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

29

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

ISSUERS:

ARCHROCK PARTNERS, L.P.

By:	ARCHROCK GENERAL PARTNER, L.P.
its general partner

By:	ARCHROCK GP LLC
its general partner

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

ARCHROCK PARTNERS FINANCE CORP.

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

30

GUARANTORS:

ARCHROCK, INC.

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

AROC CORP.

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

AROC SERVICES GP LLC

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

AROC SERVICES LP LLC

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

ARCHROCK SERVICES, L.P.

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

31

ARCHROCK SERVICES LEASING LLC

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

ARCHROCK GP LLC

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

ARCHROCK GP LP LLC

By:	/s/ Pamela A. Jasinski
	Name:	Pamela A. Jasinski
	Title:	Manager

ARCHROCK MLP LP LLC

By:	/s/ Pamela A. Jasinski
	Name:	Pamela A. Jasinski
	Title:	Manager

ARCHROCK GENERAL PARTNER, L.P.

By: ARCHROCK GP LLC,
its General Partner

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

32

ARCHROCK PARTNERS CORP.

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

ARCHROCK PARTNERS OPERATING LLC

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

ARCHROCK PARTNERS LEASING LLC

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Senior Vice President and Chief Financial Officer

33

Accepted: As of the date first written above

RBC CAPITAL MARKETS, LLC

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By:	/s/ A. Kiss
Authorized Signatory

34

Schedule 1

Initial Purchaser	Principal Amount
RBC Capital Markets, LLC	$82,500,000
J.P. Morgan Securities LLC	$38,250,000
Wells Fargo Securities, LLC	$28,200,000
BofA Securities, Inc.	$23,250,000
Regions Securities LLC	$23,250,000
Scotia Capital (USA) Inc.	$23,250,000
TD Securities (USA) LLC	$23,250,000
Citigroup Global Markets Inc.	$23,250,000
Truist Securities, Inc.	$15,000,000
SMBC Nikko Securities America, Inc.	$3,750,000
CIT Capital Securities LLC	$3,000,000
Fifth Third Securities, Inc.	$3,000,000
BBVA Securities Inc.	$3,000,000
PNC Capital Markets LLC	$2,400,000
Raymond James & Associates, Inc.	$2,400,000
FHN Financial Securities Corp.	$2,250,000
Total	$300,000,000

Schedule 2

Guarantors

1.	Archrock, Inc.

2.	AROC Corp.

3.	AROC Services GP LLC

4.	AROC Services LP LLC

5.	Archrock Services, L.P.

6.	Archrock Services Leasing LLC

7.	Archrock GP LLC

8.	Archrock Partners Corp

9.	Archrock GP LP LLC

10.	Archrock MLP LP LLC

11.	Archrock General Partner, L.P.

12.	Archrock Partners Operating LLC

13.	Archrock Partners Leasing LLC

ANNEX A

Additional Time of Sale Information

1.	Term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B

Pricing Term Sheet, dated December 14, 2020
to Preliminary Offering Memorandum dated December 14, 2020
Strictly Confidential

ARCHROCK PARTNERS, L.P.
ARCHROCK PARTNERS FINANCE CORP.

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

Issuers:	Archrock Partners, L.P.
Archrock Partners Finance Corp.
Guarantors:	Archrock, Inc. and all of its subsidiaries (other than the Issuers)
Security Description:	6.250% Senior Notes due 2028. The Securities are part of the same series as the $500.0 million principal amount of 6.250% Senior Notes due 2028 issued by the Issuers on December 20, 2019.
Distribution:	144A/Regulation S for life
Aggregate Principal Amount: Gross Proceeds (disregarding accrued interest):	$300,000,000 (increased from $250,000,000) $314,625,000
Estimated Net Proceeds (after deducting initial purchasers’ discounts and estimated offering expenses, but disregarding accrued interest):	$309,625,000
Maturity:	April 1, 2028
Coupon:	6.250%
Issue Price:	104.875% of face amount plus accrued interest from October 1, 2020
Yield to Worst:	5.183%
Benchmark Treasury:	UST 2.875% due May 15, 2028
Spread to Benchmark Treasury:	+ 453 bps
Interest Payment Dates:	April 1 and October 1
Equity Clawback:	Up to 35% at 106.250% prior to April 1, 2023

Optional Redemption:	Make-whole call @ T+50 bps prior to April 1, 2023 then:

On or after April 1: 2023 2024 2025 2026 and thereafter	Price: 103.125% 102.083% 101.042% 100.000%

Change of Control:	Offer to purchase at 101% of principal plus accrued and unpaid interest to, but not including, the date of purchase.
Trade Date:	December 14, 2020
Settlement:	T+3; December 17, 2020. It is expected that delivery of the notes will be made against payment therefor on or about December 17, 2020 which is the third business day following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to the second business day prior to delivery will be required, by virtue of the fact that the notes initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement and should consult their own advisors.
CUSIP/ISIN:	144A: 03959K AC4/US03959KAC45
Regulation S: U2214K AC4/USU2214KAC46
Denominations/Multiple:	$2,000 and integral multiples of $1,000 in excess thereof
Issue Ratings*:	Moody’s: B2 / S&P: B+
Joint Book-Running Managers:	RBC Capital Markets, LLC
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
BofA Securities, Inc.
Citigroup Global Markets Inc.
Regions Securities LLC
Scotia Capital (USA) Inc.
TD Securities (USA) LLC
Senior Co-Manager:	Truist Securities, Inc.
Co-Managers:	SMBC Nikko Securities America, Inc.

CIT Capital Securities LLC
PNC Capital Markets LLC
Fifth Third Securities, Inc.
BBVA Securities Inc.
Raymond James & Associates, Inc.
FHN Financial Securities Corp.

Changes to the Preliminary Offering Memorandum

The following changes will be made to the disclosure in the Preliminary Offering Memorandum:

Offering Size

The Issuers have increased the aggregate principal amount of the offering from $250.0 million to $300.0 million. References in the Preliminary Offering Memorandum to the $250.0 million aggregate principal amount of new notes are hereby amended to reference the issuance of $300.0 million aggregate principal amount of new notes. The net proceeds from the increased amount of the offering will be used to repay additional amounts of existing indebtedness outstanding under our Credit Facility.

All information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described herein.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to persons reasonably believed to be Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to Non-U.S. persons as defined under Regulation S.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a)               Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)               Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)               Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)              None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii)            At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.

(iv)             Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Partnership.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c)               Each Initial Purchaser acknowledges that no action has been or will be taken by the Partnership that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

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